                                                                       Exhibit 4
                                [BE FREE LOGO]

                                 Be Free, Inc.

___________________                                          ___________________
     NUMBER                                                     COMMON SHARES

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

_______________________                                 ________________________
THIS CERTIFICATE IS                                     CUSIP:  073308 10 8
TRANSFERABLE IN BOSTON,                                 SEE REVERSE SIDE FOR
MA OR NEW YORK, NY                                      CERTAIN DEFINITIONS

                                 COMMON STOCK

                  ____________________________________________

THIS CERTIFIES THAT:


IS THE OWNER OF:

                  ____________________________________________

       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR
                       VALUE OF ONE CENT ($.01) EACH OF

                                 BE FREE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and to the provisions of the Amended and Restated Certificate of Incorporation and By-Laws of the Corporation, as from time to time amended (copies of which are on file with the Corporation) to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
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     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

Dated,


/s/ Stephen M. Joseph              /s/ Gordon B. Hoffstein

_______________________________    ________________________________________
Chief Financial Officer,           President and Chief Executive Officer
Secretary and Treasurer

                                   COUNTERSIGNED AND REGISTERED:
                                   Continental Stock Transfer & Trust Company

                                   __________________________________
                                   TRANSFER AGENT AND REGISTRAR

          [SEAL]

                                 BE FREE, INC.

     The Corporation is authorized to issue more than one class of stock. A statement of the powers, designations, preferences, and the relative participating, optional or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common               UNIF GIFT MIN ACT - ______ Custodian _______
TEN ENT - as tenants by the entireties                           (Cust)           (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as                 Under Uniform Gifts to Minors
          tenants in common                          Act _____________________
                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT


For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

_____________________________________________________________________________

_____________________________________________________________________________
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________ Shares of
the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________

                         _______________________________________________________
                         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 174Ad 15.